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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) NOVEMBER 19, 2004
                                                        -----------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


            GEORGIA                          0-13787              58-1563873
            -------                          -------              ----------
  (State or other jurisdiction             (Commission          (IRS Employer
       of incorporation)                   File Number)      Identification No.)

                5445 CORPORATE DRIVE, SUITE 200
                         TROY, MICHIGAN                           48098-2683
                         --------------                           ----------
            (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number including area code: (248) 952-2500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               On November 19, 2004, INTERMET Corporation entered into a Second Amendment to Debtor in Possession Credit Agreement (the "Second Amendment") among the company, certain of the company's subsidiaries (collectively, the "Borrowers"), a group of lenders (the "Lenders"), Deutsche Bank Trust Company Americas ("Deutsche Bank"), as collateral agent for the Lenders and as co-agent, and The Bank of Nova Scotia ("Scotia Capital") as administrative agent for Lenders. The Second Amendment amends the company's Debtor in Possession Credit Agreement dated as of October 22, 2004, as amended by the First Amendment to Debtor in Possession Credit Agreement dated as of November 8, 2004 (the "Credit Agreement"). Deutsche Bank and Scotia Capital are also parties to the company's pre-petition First Amended and Restated Credit Agreement dated January 8, 2004.

               As previously reported, the Credit Agreement provides for a $60.0 million commitment of debtor-in-possession financing (the "DIP Facility") to fund the Borrowers' working capital requirements and other corporate purposes during the Borrowers' chapter 11 proceedings. Pursuant to the terms of the Credit Agreement, the Borrowers are able to borrow up to $20.0 million of the DIP facility through December 31, 2004, subject to a budget and other restrictions. The Borrowers' ability to borrow the additional $40.0 million is subject to various conditions, many of which are addressed in the Second Amendment. In connection with the execution of the Second Amendment, the Borrowers delivered required collateral documents and certain other closing deliveries to the Lenders. Additionally, the Second Amendment provides the Borrowers additional time to (1) complete a budget for 2005, to be approved by Deutsche Bank and Scotia Capital and (2) deliver certain deposit control agreements.

               In addition to completion of the 2005 budget and the deposit control agreements, the Borrowers' ability to borrow the additional $40.0 million under the DIP Facility continues to remain subject to no material adverse change in the business or condition of INTERMET and its subsidiaries, taken as a whole; execution of agreements satisfactory to Deutsche Bank and Scotia Capital by INTERMET and its customers representing 75% of INTERMET's gross sales; and minimum availability of $25.0 million under the borrowing base.

               A copy of the Second Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 8.01.     OTHER EVENTS.


               As previously disclosed in the company's Current Report on Form 8-K filed November 12, 2004, the Bankruptcy Court gave its final approval of the DIP Facility on November 5, 2004, subject to rights of appeal. On November 18, the Official Committee of Unsecured Creditors of INTERMET Corporation filed a Notice of Appeal notifying the Bankruptcy Court that it intends to appeal the Court's order approving the DIP Facility.


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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.


(a)     Not applicable
(b)     Not applicable
(c)     Exhibits:

        The following exhibit is being filed herewith:

        10.1 Second Amendment to Debtor in Possession Credit Agreement dated as of November 19, 2004.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERMET CORPORATION


November 24, 2004                   By:  /s/  Alan J. Miller
                                    Alan J. Miller
                                    Vice President, General Counsel and
                                    Assistant Secretary



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